UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Atlas Energy Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41828	93-2154509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive Suite 500
Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 220-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AESI	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Atlas Energy Solutions Inc., a Delaware corporation (the “Company”), held on May 7, 2026 (the “2026 Annual Meeting”), the matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the 2026 Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 27, 2026.

Proposal 1 - Election of Directors.

The Company’s stockholders elected the following nominees to serve as Class III directors of the Company’s board of directors (the “Board”) for three-year terms expiring at the 2029 Annual Meeting of Stockholders:

Director	For	Withheld	Broker Non-Votes
Gayle Burleson	75,180,682	9,764,774	28,454,306
Robb L. Voyles	60,525,988	24,419,468	28,454,306

Proposal 2 - Ratification of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

For	Against	Abstentions
112,797,533	314,846	287,383

Proposal 3 – Non-Binding Advisory Vote on the Company’s Named Executive Officer Compensation.

The Company’s stockholders approved the compensation of the Company’s named executive officers on a non-binding advisory basis, by the following vote:

For	Against	Abstentions	Broker Non-Votes
82,254,010	2,438,555	252,891	28,454,306

Proposal 4 – Approval of the Atlas Energy Solutions Inc. Employee Stock Purchase Plan.

The Company’s stockholders approved the Atlas Energy Solutions Inc. Employee Stock Purchase Plan, by the following vote:

For	Against	Abstentions	Broker Non-Votes
84,512,045	313,399	120,012	28,454,306

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

Date:	May 8, 2026	By:	/s/ John Turner
Name: John Turner Title: President and Chief Executive Officer